EXHIBIT 4

                                                                  EXECUTION COPY
                                                                  --------------

================================================================================






                          GS MORTGAGE SECURITIES CORP.,

                                   Depositor,

                                       and

                              JPMORGAN CHASE BANK,

                                     Trustee


                     ---------------------------------------

                                 TRUST AGREEMENT

                          Dated as of October 1, 2003

                     ---------------------------------------

                              GSAMP TRUST 2003-SEA2

                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2003-SEA2






================================================================================

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions.....................................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

Section 2.01  Conveyance of Mortgage Loans....................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans.................
Section 2.03  Execution and Delivery of Certificates..........................
Section 2.04  REMIC Matters...................................................
Section 2.05  Representations and Warranties of the Depositor.................


                                   ARTICLE III

                                 TRUST ACCOUNTS

Section 3.01  Excess Reserve Fund Account; Distribution Account...............
Section 3.02  Investment of Funds in the Distribution Account.................


                                   ARTICLE IV

                                  DISTRIBUTIONS

Section 4.01  Priorities of Distribution......................................
Section 4.02  Monthly Statements to Certificateholders........................
Section 4.03  Allocation of Applied Realized Loss Amounts.....................
Section 4.04  The Class A-1 Certificate Insurance Policy......................
Section 4.05  Effect of Payments by the Class A-1 Certificate Insurer;
              Subrogation.....................................................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates................................................
Section 5.02  Certificate Register; Registration of Transfer and
              Exchange of Certificates........................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates...............
Section 5.04  Persons Deemed Owners...........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.......
Section 5.06  Maintenance of Office or Agency.................................
Section 5.07  Rights of the Class A-1 Certificate Insurer to Exercise
              Rights of Class A-1 Certificateholders; Right to Direct
              Trustee.........................................................
Section 5.08  Class A-1 Certificate Insurer Default...........................


                                   ARTICLE VI

                                  THE DEPOSITOR

Section 6.01  Liabilities of the Depositor....................................
Section 6.02  Merger or Consolidation of the Depositor........................
Section 6.03  Limitation on Liability of the Depositor and Others.............
Section 6.04  Servicing Compliance Review.....................................
Section 6.05  Option to Purchase Defaulted Mortgage Loans.....................


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default...............................................
Section 7.02  Trustee to Act; Appointment of Successor........................
Section 7.03  Trustee to Act as Servicer......................................
Section 7.04  Notification to Certificateholders..............................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of the Trustee...........................................
Section 8.02  Administration of the Servicers.................................
Section 8.03  Certain Matters Affecting the Trustee...........................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans...........
Section 8.05  Trustee May Own Certificates....................................
Section 8.06  Trustee's Fees and Expenses.....................................
Section 8.07  Eligibility Requirements for the Trustee........................
Section 8.08  Resignation and Removal of the Trustee..........................
Section 8.09  Successor Trustee...............................................
Section 8.10  Merger or Consolidation of the Trustee..........................
Section 8.11  Appointment of Co-Trustee or Separate Trustee...................
Section 8.12  Tax Matters.....................................................
Section 8.13  Periodic Filings................................................
Section 8.14  Tax Classification of the Excess Reserve Fund Account...........


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Liquidation or Purchase of the Mortgage
              Loans...........................................................
Section 9.02  Final Distribution on the Certificates..........................
Section 9.03  Additional Termination Requirements.............................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment.......................................................
Section 10.02 Recordation of Agreement; Counterparts..........................
Section 10.03 Governing Law...................................................
Section 10.04 Intention of Parties............................................
Section 10.05 Notices.........................................................
Section 10.06 Severability of Provisions......................................
Section 10.07 Limitation on Rights of Certificateholders......................
Section 10.08 Certificates Nonassessable and Fully Paid.......................
Section 10.09 Waiver of Jury Trial............................................
Section 10.10 Third Party Beneficiary.........................................

                                    SCHEDULES

Schedule I  Mortgage Loan Schedule

                                    EXHIBITS

Exhibit A   Form of Class A-1, Class M-1 and Class B-1 Certificates

Exhibit B   Form of Class B-2 Certificate

Exhibit C   Form of Class R Certificate

Exhibit D   Form of Class X Certificate

Exhibit E   Form of Initial Certification of Trustee

Exhibit F   Form of Document Certification and Exception Report of Trustee

Exhibit G   Form of Residual Transfer Affidavit

Exhibit H   Form of Transferor Certificate

Exhibit I   Form of Rule 144A Letter

Exhibit J   Form of Certification to be provided with Form 10-K

Exhibit K   Form of Certification to be provided to Depositor

Exhibit L   Bank of America Sale and Servicing Agreement, dated as of June 1,
            2003

Exhibit M   Wells Fargo Sale and Servicing Agreement, dated as of August 1,
            2002

Exhibit N   Wells Fargo Sale and Servicing Agreement, dated as of November 1,
            2002

Exhibit O   Wells Fargo Sale and Servicing Agreement, dated as of February 1,
            2003

Exhibit P   Purchaser Sales and Warranties Agreement, dated as of October 31,
            2003

            THIS TRUST AGREEMENT, dated as of October 1, 2003, between GS MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the "Depositor"), and JPMORGAN CHASE BANK, a New York banking association, as trustee (the "Trustee"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

            The Trustee shall elect that two segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising two REMICs (each, a "REMIC" or, in the alternative, the Lower-Tier REMIC and the Upper-Tier REMIC, respectively). The Class X Certificates and each Class of Principal Certificates (other than the right of each Class of Principal Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificate represents ownership of the sole class of residual interest in each of the Lower-Tier REMIC and the Upper-Tier REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. Each such Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. The Class LT-A-1, Class LT-M-1, Class LT-B-1 and Class LT-B-2 Interests are hereby designated the LT Accretion Directed Classes (the "LT Accretion Directed Classes"). Each Principal Certificate represents a beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class X Certificate represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust. In addition, the Retained Yield shall not be an asset of either Trust REMIC but shall be held by a portion of the Trust Fund treated as a grantor trust.

    Lower-Tier                                                    Corresponding
     Interest         Lower-Tier   Initial Lower-Tier Principal    Upper-Tier
   Designation      Interest Rate            Amount                REMIC Class
----------------- ---------------- ------------------------------ -------------

Class LT-A-1             (1)       1/2 initial Corresponding          A-1
                                   Upper-Tier REMIC initial
                                   principal balance

Class LT-M-1             (1)       1/2 initial Corresponding          M-1
                                   Upper-Tier REMIC initial
                                   principal balance

Class LT-B-1             (1)       1/2 initial Corresponding          B-1
                                   Upper-Tier REMIC initial
                                   principal balance

Class LT-B-2             (1)       1/2 initial Corresponding          B-2
                                   Upper-Tier REMIC initial
                                   principal balance

Class LT-Accrual         (1)       1/2 Pool Balance plus1/2
                                   Overcollateralized Amount

Class LT-R               (2)                    (2)


(1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the WAC Cap without reduction for the Premium Rate.

(2) The Class LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC and it does not have a principal amount or an interest rate.

            The Lower-Tier REMIC shall hold as assets all of the assets included in the Trust Fund other than the Excess Reserve Fund Account, and the Lower-Tier Regular Interests.

            On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the principal balances of the LT Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the Class LT-Accrual Interest. On each Distribution Date, the increase in the principal balance of the Class LT-Accrual Interest may not exceed interest accruals for such Distribution Date for the Class LT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class LT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class LT-Accrual Interest payable as principal on the LT Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans or paid under the Class A-1 Certificate Insurance Policy shall be allocated 50% to (i) the Class LT-Accrual Interest, and (ii) 50% to the LT Accretion Directed Classes (principal payments shall be allocated among such LT-Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class LT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date
(i) the principal balances of each of the LT Accretion Directed Classes is equal to 50% of the principal balance of their Corresponding Class, and (ii) the Class LT-Accrual Interest is equal to 50% of the aggregate principal balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

            The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.

                         Upper-Tier
                        Interest Rate   Initial Upper-Tier
                             and         Principal Amount
                        Corresponding    and Corresponding
     Upper-Tier             Class        Class Certificate    Corresponding
  Class Designation   Pass-Through Rate       Balance          Certificate
--------------------- ----------------- ------------------- ------------------
Class A-1                     (1)          $110,245,000        Class A-1(7)
Class M-1                     (2)          $  3,905,000        Class M-1(7)
Class B-1                     (3)          $  3,064,000        Class B-1(7)
Class B-2                     (4)          $  2,824,900        Class B-2(7)
Class X                       (5)                    (5)       Class X(5)
Class UT-R                    (6)                              Class R


(1) The Class A-1 Interest will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the lesser of (1) 4.42147% (5.42147% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate and solely for purposes of determining the Pass-Through Rate for the Class A-1 Interest, the Premium Rate) then in effect on the beginning of the related Due Period on the mortgage loans (referred to as the "WAC Cap").

(2) The Class M-1 Interest will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the lesser of (1) 5.12000% (5.62000% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap.

(3) The Class B-1 Interest will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the lesser of (1) 5.12000% (5.62000% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap.

(4) The Class B-2 Interest will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the lesser of (1) 5.12000% (5.62000% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap.

(5) The Class X Interest has an initial principal balance of $120,159.43, but it will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Lower-Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the WAC Cap over the product of (i) 2 and (ii) the weighted average Pass-Through Rate of the Lower-Tier REMIC Interests, where the interest rate on the Class LT-Accrual is subject to a cap equal to zero and each LT Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class provided, however, if the Pass-Through Rate of the Class A-1 Interest is calculated by reference to clause (1) of its Pass-Through Rate, the cap with respect to the Class LT-A-1 Interest shall be increased by the lesser of the Premium Rate and the amount by which the amount in clause (2) of such Class's Pass-Through Rate exceeds the amount in clause (1) thereof for purposes of the calculation. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of the Class X Interest, and amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Trustee will treat a Class X Certificateholder's obligation to make payments from the Excess Reserve Fund Account as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of Principal Certificates. Such rights of the Class X Certificateholders and Principal Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(6) The Class UT-R Interest is the sole class of residual interest in the Upper-Tier REMIC. The Class UT-R Interest does not have an interest rate.

(7) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Trustee will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

            The minimum denomination for each of the Class A-1 Certificates and the Subordinated Certificates, will be $25,000 and $250,000, respectively, with integral multiples of $1 in excess thereof. The Class R and the Class X Certificates will each represent a 100% Percentage Interest in such class.

            Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates...........  All Classes of Certificates other than the
                                    Physical Certificates.

ERISA-Restricted
  Certificates....................  Class B-2, Class R and Class X Certificates;
                                    any certificate with a rating below the
                                    lowest applicable permitted rating under the Underwriters' Exemption.

Offered Certificates..............  All Classes of Certificates other than the
                                    Private Certificates.

Physical Certificates.............  Class B-2, Class X and Class R Certificates,
                                    except as set forth in Section 5.02(g).

Principal Certificates............  The Offered Certificates and the Class B-2
                                    Certificates

Private Certificates..............  Class B-2, Class X and Class R Certificates.

Rating Agencies...................  Moody's and Standard & Poor's.

Regular Certificates..............  All Classes of Certificates other than the
                                    Class R Certificates.

Residual Certificates.............  Class R Certificates.

Subordinated Certificates.........  Class M-1, Class B-1 and Class B-2
                                    Certificates.

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the Sale and Servicing Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each Account shall be an Eligible Account.

            Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of Principal Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date allocated to such Class pursuant to Section 4.01.

            Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

            Advance: Any Monthly Advance or Servicing Advance.

            Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement: This Trust Agreement and all amendments or supplements hereto.

            Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the Principal Certificates after distributions of principal on such Distribution Date exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date.

            Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Trustee (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds during the related Principal Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments on the Mortgage Loans received during the related Principal Prepayment Period together with all Compensating Interest thereon; and (iv) amounts received with respect to such Distribution Date as the purchase price in respect of a Deleted Mortgage Loan or a Mortgage Loan repurchased by the Responsible Party or the Purchaser as of such Distribution Date; reduced by (y) amounts in reimbursement for Monthly Advances and Servicing Advances previously made with respect to the Mortgage Loans, other amounts as to which the Depositor, the Servicers or the Trustee (or co-trustee) are entitled to be paid or reimbursed pursuant to this Agreement or the Sale and Servicing Agreements (including, without limitation, Servicing Advances to be made by the Trustee in respect of such Distribution Date from funds in the Distribution Account) and amounts paid to the Class A-1 Certificate Insurer as premiums in respect of the Class A-1 Certificate Insurance Policy.

            Bank of America: Bank of America, N.A., a national banking association, and its successors in interest.

            Bank of America Loans: The Mortgage Loans for which Bank of America is listed as "Servicer" on the Mortgage Loan Schedule.

            Bank of America Sale and Servicing Agreement: The Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between the Bank of America and the Purchaser, a copy of which is attached hereto as Exhibit L.

            Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

            Basis Risk Carry Forward Amount: With respect to each Class of Principal Certificates, as of any Distribution Date, the sum of (x) the excess, if any, of (i) the amount of interest that such class of Certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that class of Certificates received on that Distribution Date taking into account the WAC Cap and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of Certificates, without giving effect to the WAC Cap).

            Basis Risk Payment: For any Distribution Date, an amount equal to the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date; provided, however, that, with respect to any Distribution Date, the payment cannot exceed the sum of the amounts otherwise distributable on the Class X Interest.

            Book-Entry Certificates: As specified in the Preliminary Statement.

            Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the States of New York, California and North Carolina, (b) the State in which the applicable Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

            Certificate Balance: With respect to any Class of Principal Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

            Certificate Register: The register maintained pursuant to Section 5.02.

            Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

            Certification: As defined in Section 8.13(b).

            Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

            Class A-1 Certificates: All Certificates bearing the class designation of "Class A-1 Certificates."

            Class A-1 Certificate Deficiency Amount: With respect to any Distribution Date and the Class A-1 Certificates, an amount equal to the excess, if any, of (x) the Insured Amounts for such Class for such Distribution Date over (y) the amount of Available Funds allocated to pay such Insured Amounts pursuant to Section 4.02(a).

            Class A-1 Certificate Insurance Policy: The Financial Guaranty Insurance Policy No. AB0707BE, and all endorsements thereto dated the Closing Date, issued by the Class A-1 Certificate Insurer for the benefit of the Class A-1 Certificateholders.

            Class A-1 Certificate Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, and its successors in interest.

            Class A-1 Certificate Insurer Default: The existence and continuance of any of the following:

            (a) the Class A-1 Certificate Insurer shall have failed to make a required payment when due under the Class A-1 Certificate Insurance Policy in accordance with its terms;

            (b) the Class A-1 Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

            (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Class A-1 Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Class A-1 Certificate Insurer (or the taking of possession of all or any material portion of property of the Class A-1 Certificate Insurer).

            Class A-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the Class Certificate Balances of the Class A-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 81.10% (rounded to two decimal places) of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the Scheduled Principal Balances of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

            Class A-1 Principal Parity Deficit: With respect to any Distribution Date, the excess of (i) the Class Certificate Balance of the Class A-1 Certificates on such Distribution Date, after taking into account any reduction from sources other than the Class A-1 Certificate Insurance Policy of such Class Certificate Balance on such Distribution Date, over (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date. With respect to the Distribution Date occurring in November 2003, the Class A-1 Principal Parity Deficit shall equal zero.

            Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1 Certificates."

            Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the Class Certificate Balances of the Class A-1 Certificates (after taking into account distribution of the Class A-1 Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of
(A) 92.70% (rounded to two decimal places) of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

            Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2 Certificates."

            Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A-1 Certificates (after taking into account distribution of the Class A-1 Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class B-1 Certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount for such Distribution Date) and (D) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 97.40% (rounded to two decimal places) of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

            Class Certificate Balance: With respect to any Class, the Class Certificate Balance of any class of Principal Certificates as of any Distribution Date is the initial Class Certificate Balance reduced by the sum of:

            o all amounts previously distributed to holders of certificates of that Class as payments of principal, and

            o in the case of any Class of Class M-1, Class B-1 or Class B-2 certificates, the amount of any Applied Realized Loss Amounts previously allocated to that Class of Class M-1, Class B-1 or Class B-2 certificates.

            Class M-1 Certificates: All Certificates bearing the Class designation of "Class M-1 Certificates."

            Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the Class Certificate Balances of the Class A-1 Certificates (after taking into account distribution of the Class A-1 Principal Distribution Amount on such Distribution Date), and
(B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 87.60% (rounded to two decimal places) of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the Scheduled Principal Balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

            Class R Certificates: All Certificates bearing the designation of "Class R Certificates."

            Class X Certificates: All Certificates bearing the designation of "Class X Certificates."

            Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect to interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

            Class X Interest: The Upper-Tier Regular Interest represented by the Class X Certificates as specified and described in the Preliminary Statement and the related footnote thereto.

            Closing Date: October 31, 2003.

            Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

            Collection Account: The "Custodial Account" as defined in the Sale and Servicing Agreement.

            Compensating Interest: For the Wells Fargo Loans, for any Distribution Date the Prepayment Interest Shortfall, if any, for the Distribution Date, with respect to voluntary Principal Prepayments in full by the Mortgagor (excluding any payments made upon liquidation of the Mortgage
Loan). For the Bank of America Loans, for any Distribution Date, the lesser of
(a) the Prepayment Interest Shortfall, if any, for the Distribution Date, with respect to voluntary Principal Prepayments in full by the Mortgagor (excluding any payments made upon liquidation of the Mortgage Loan), and (b) the Servicing Fee payable to the applicable Servicer for such Distribution Date.

            Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York, 10004, Attn: Institutional Trust Services/Global Debt - GSAMP Trust 2003-SEA2, facsimile no. (212) 623-5930 and which is the address to which notices to and correspondence with the Trustee should be directed.

            Corresponding Class: The class of interests in any REMIC created under this Agreement that correspond to the Class of interests in another such REMIC or to a Class of Certificates in the manner set out below:

               Lower-Tier            Upper-Tier         Corresponding
           Class Designation          Interest           Certificate
      --------------------------- ----------------- ----------------------
              Class LT-A-1            Class A-1           Class A-1
              Class LT-M-1            Class M-1           Class M-1
              Class LT-B-1            Class B-1           Class B-1
              Class LT-B-2            Class B-2           Class B-2
                  N/A                  Class X             Class X

            Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the Trustee or which at any time comes into the possession of the Trustee.

            Cut-off Date: October 1, 2003.

            Cut-off Date Pool Principal Balance: The aggregate Scheduled Principal Balances of all Mortgage Loans as of the Cut-off Date.

            Cut-off Date Principal Balance: As to any Mortgage Loan, the Scheduled Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date).

            Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

            Deleted Mortgage Loan: A Mortgage Loan which is repurchased by a Servicer or the Depositor in accordance with the terms of the Sale and Servicing Agreement or this Agreement and which is, in the case of a substitution pursuant to the applicable Sale and Servicing Agreement or this Agreement, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

            Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

            Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

            Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

            Depository Institution: Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated P-1 by Moody's and A-1 by Standard & Poor's.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: For each Distribution Date, (i) in the case of the Bank of America Loans, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which the Remittance Date occurs and (ii) in the case of the Wells Fargo Loans, the Business Day immediately preceding the Remittance Date.

            Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.01(b) in the name of the Trustee for the benefit of the Certificateholders and the Class A-1 Certificate Insurer and designated "JPMorgan Chase Bank, in trust for registered holders of GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003-SEA2." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day.

            Document Certification and Exception Report: The report attached to Exhibit F hereto.

            Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

            Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

            Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the applicable Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency and the Class A-1 Certificate Insurer. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

            ERISA-Restricted Certificate: As specified in the Preliminary Statement.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

            Event of Default: As defined in the Bank of America Sale and Servicing Agreement and the applicable Wells Fargo Sale and Servicing Agreement.

            Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Trustee pursuant to Sections 3.01(a) in the name of the Trustee for the benefit of the Regular Certificateholders and designated "JPMorgan Chase Bank in trust for registered holders of GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003-SEA2." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

            Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the applicable Servicing Fee Rate and the Trustee Fee Rate.

            Expense Fees: As to each Mortgage Loan, the sum of the applicable Servicing Fee and the Trustee Fee.

            Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

            Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

            Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in July 2033.

            Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

            Insurance Agreement: The Insurance and Indemnity Agreement, dated as of October 31, 2003, among the Depositor, the Trustee and the Class A-1 Certificate Insurer.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Insured Amounts: With respect to the Class A-1 Certificates, an amount equal to the sum of:

            (i) for each Distribution Date, the sum of the Accrued Certificate Interest Distribution Amount for the Class A-1 Certificates and any Unpaid Interest Amounts, if any, allocable to the Class A-1 Certificates on such Distribution Date; plus

            (ii) for each Distribution Date prior to the Final Scheduled Distribution Date, the Class A-1 Principal Parity Deficit, if any, on such Distribution Date; and

            (iii) on the Final Scheduled Distribution Date, the Class Certificate Balance of the Class A-1 Certificates on the Final Scheduled Distribution Date, after giving effect to distributions made on such date from sources other than Class A-1 Certificate Insurance Policy.

            Insured Payments: With respect to any Distribution Date, the aggregate amount actually paid by the Class A-1 Certificate Insurer to the Trustee in respect of (i) Insured Amounts for any Distribution Date and (ii) Preference Amounts for any given Business Day.

            Interest Accrual Period: With respect to any Distribution Date, the month preceding the month in which that Distribution Date occurs.

            Investment Account: As defined in Section 3.02(a).

            Late Payment Rate: The greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and
(ii) the then applicable highest Pass-Through Rate on the Class A-1 Certificates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

            Lower-Tier Regular Interest: Each of the Class LT-A-1, Class LT-M-1, Class LT-B-1, Class LT-B-2 and Class LT-Accrual Interests as described in the Preliminary Statement.

            Lower-Tier REMIC: As described in the Preliminary Statement.

            Majority Class X Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class X Certificates.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Loan: Any Mortgage Loan registered with MERS on the MERS
System.

            MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

            Monthly Advance: With respect to any Distribution Date, the portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan, less the servicing fee set forth in the applicable Sale and Servicing Agreement for such Mortgage Loan, at the close of business on the preceding Determination Date required to be advanced by (i) Bank of America, pursuant to Section 11.17 of the Bank of America Sale and Servicing Agreement, (ii) Wells Fargo, pursuant to Section 5.03 of the Wells Fargo Sale and Servicing Agreements or (iii) the Trustee pursuant to Section 8.02.

            Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

            Monthly Statement: The statement made available to the Certificateholders and the Class A-1 Certificate Insurer pursuant to Section 4.02.

            Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

            Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the applicable Servicing File or Custodial File.

            Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to the Mortgage Loan.

            Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale and Servicing Agreement, each Mortgage Loan originally sold and subject to a Sale and Servicing Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the applicable Servicing File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

            Mortgage Loan Documents: With respect to a Wells Fargo Loan, the documents listed as 1-8 and 16 on Exhibit B of each of the Wells Fargo Sale and Servicing Agreements. With respect to a Bank of America Loan, the documents listed as (a)-(i) on Exhibit I of the Bank of America Sale and Servicing Agreement.

            Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Responsible Party Mortgage Loan identifying number; (2) the property address (including street address, city, state and zip code); (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD or condominium; (4) the current Mortgage Interest Rate; (5) the current net Mortgage Interest Rate; (6) the current Monthly Payment; (7) for Bank of America Loans only, the original term to maturity; (8) the origination date; (9) the scheduled maturity date; (10) the original principal balance; (11) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (12) the loan-to-value ratio; (13) a code indicating the mortgage guaranty insurance company; (14) the servicing fee rate as set forth in the applicable Sale and Servicing Agreement; (15) code indicating whether the loan is subject to a PMI Policy; (16) the Mortgage Interest Rate as of origination.

            Mortgagor: The obligor on a Mortgage Note.

            Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.01(a)(iii) (before giving effect to distributions pursuant to such subsection).

            Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

            Non-Permitted Transferee: As defined in Section 8.11(e).

            Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of a Servicer or the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

            Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of a Servicer or the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

            Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

            Offered Certificates: As specified in the Preliminary Statement.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the applicable Servicer or Responsible Party, and delivered to the Trustee (and by the Trustee to the Class A-1 Certificate Insurer), as required by the applicable Sale and Servicing Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be in-house counsel for the applicable Servicer, reasonably acceptable to the Trustee who will obtain the consent of the Class A-1 Certificate Insurer; provided, that any Opinion of Counsel relating to (a) qualification of either the Lower-Tier REMIC or Upper-Tier REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of each Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in either Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with either Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

            Optional Termination Date: The Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

            Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

            Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

            Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the Principal Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on that Distribution Date).

            Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

            Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Total Monthly Excess Spread.

            Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            Pass-Through Margin: With respect to each Class of Regular Certificates, the following percentages: Class A-1 Certificates, 4.42147%; Class M-1 Certificates, 5.12000%, Class B-1 Certificates, 5.12000% and Class B-2 Certificates, 5.12000%. On the first Distribution Date after the Optional Termination Date, the Pass-Through Margins shall increase to: Class A-1 Certificates, 5.42147%; Class M-1 Certificates, 5.62000%, Class B-1 Certificates, 5.62000% and Class B-2 Certificates, 5.62000%.

            Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

            Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

            Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by any Servicer, the Trustee or any of their respective
Affiliates:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated P-1 by Moody's and A-1+ by S&P;

            (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds, including money market funds advised by the Depositor or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's and "AAAm" or "AAAm-G" by Standard & Poor's; and

            (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

            Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Physical Certificates: As specified in the Preliminary Statement.

            Policy Payment Account The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.04(c) in the name of the Trustee for the benefit of the Class A-1 Certificateholders and the Class A-1 Certificate Insurer, and designated "JPMorgan Chase Bank in trust for Ambac Assurance Corporation and the registered holders of GSAMP Trust 2003-SEA2 Mortgage Pass Through Certificates, Series 2003-SEA2, Class A-1".

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

            Preference Amount: Any payments of principal or interest on a Class A-1 Certificate which would have been covered under the Class A-1 Certificate Insurance Policy as an Insured Amount and which is made to a Holder of a Class A-1 Certificate by or on behalf of the Trustee and which has been deemed a preferential transfer and was previously recovered from such Holder pursuant to the United States Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

            Preference Claim: As defined in Section 4.04(f).

            Premium Amount: With respect to any Distribution Date, the product of the Premium Rate and the Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date.

            Premium Rate: The "Premium Percentage" as defined in the Insurance Agreement.

            Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the applicable Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

            Principal Certificates: As specified in the Preliminary Statement.

            Principal Distribution Amount: For any Distribution Date, the sum of
(i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

            Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            Principal Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

            Principal Remittance Amount: With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a Mortgage Loan due during such Due Period and received or advanced by a Servicer or the Trustee prior to the related Remittance Date (including the portion of Insurance Proceeds or Condemnation Proceeds allocable to principal), and all Principal Prepayments received during the related Principal Prepayment Period,
(ii) the Liquidation Proceeds on the Mortgage Loans allocable to principal actually collected by the Servicer during the related Principal Prepayment Period, (iii) the portion of the purchase price allocable to principal with respect to each Deleted Mortgage Loan, the repurchase obligation for which arose during the related Principal Prepayment Period, that was repurchased during the period from the prior Distribution Date through the Remittance Date for the current Distribution Date and (iv) the allocable portion of the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

            Private Certificates: As specified in the Preliminary Statement.

            Prospectus Supplement: The Prospectus Supplement, dated October 29, 2003, relating to the Offered Certificates.

            PTCE 95-60: As defined in Section 5.02(b).

            PUD: A planned unit development.

            Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest, as purchaser of the Mortgage Loans under the Sale and Servicing Agreements.

            Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 10.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor, the Certificate Insurer and the Servicers.

            Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the applicable Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

            Record Date: With respect to any Distribution Date, the last day of the month immediately preceding the related Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

            Regular Certificates: As specified in the Preliminary Statement.

            Reimbursement Amount: As of any Distribution Date, the sum of (x)
(i) all Insured Payments paid by the Class A-1 Certificate Insurer, but for which the Class A-1 Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.01 or from any other source, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made, and (y) without duplication (i) any amounts then due and owing to the Class A-1 Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Class A-1 Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate.

            Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any similar state statutes.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

            Remittance Advice Date: The 10th day of each calendar month or the immediately following Business Day if the 10th is not a Business Day.

            Remittance Date: With respect to any Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs.

            REO Disposition: The final sale by a Servicer of any REO Property.

            REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Residual Certificates: As specified in the Preliminary Statement.

            Responsible Officer: When used with respect to the Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

            Responsible Party: Wells Fargo or Bank of America, as applicable.

            Retained Yield: As to any Distribution Date, an amount equal to 0.10% multiplied by the Aggregate Stated Principal Balance of the Mortgage Loans (other than one Mortgage Loan as to which the servicing fee rate set forth in the applicable Sale and Servicing Agreement is 0.375% per annum); provided, however, that the Retained Yield is subject to reduction pursuant to Section
7.02. The Retained Yield shall be an asset of the Trust Fund but shall not be an asset of either the Lower-Tier REMIC or the Upper-Tier REMIC

            Rule 144A Letter: As defined in Section 5.02(b).

            Sale and Servicing Agreement: Any of the Bank of America Sale and Servicing Agreement or the Wells Fargo Sale and Servicing Agreements, as applicable.

            Sale and Warranties Agreement: The Sale and Warranties Agreement, dated as of October 31, 2003, among the Purchaser, the Depositor and the Trustee, a copy of which is attached hereto as Exhibit P.

            Scheduled Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the Trustee with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Scheduled Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period.

            Securities Act: The Securities Act of 1933, as amended.

            Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

            Senior Specified Enhancement Percentage: As of any date of determination, 18.90%.

            Servicer: Either (i) Bank of America, N.A., a national banking association, and its successors in interest and permitted assigns, in its capacity as servicer under the Bank of America Sale and Servicing Agreement., or
(ii) Wells Fargo Home Mortgage, Inc., a California corporation, and its successors in interest and permitted assigns, in its capacity as servicer under the Wells Fargo Sale and Servicing Agreement, as applicable.

            Servicer Remittance Report: As defined in Section 4.02(d).

            Servicing Advances: As defined in the Bank of America Sale and Servicing Agreement or the applicable Wells Fargo Sale and Servicing Agreement, as applicable.

            Servicing Fee: As defined in the applicable Sale and Servicing Agreement.

            Servicing Fee Rate: 0.35% per annum (which shall also include the Retained Yield paid to the holder of the Retained Yield), except for one Mortgage Loan as set forth on the Mortgage Loan Schedule, as to which the Servicing Fee Rate is 0.375% per annum.

            Servicing File: With respect to each Mortgage Loan, the files retained by each Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Trustee in the Custodial File and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Trustee pursuant to Section 2.03 of the Sale and Servicing Agreement.

            Servicing Officer: Any officer of the applicable Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the applicable Servicer to the Trustee on the Closing Date, as such list may from time to time be amended.

            Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the applicable Servicer for servicing the Mortgage Loans; (c) any ancillary income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the applicable Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the applicable Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

            Similar Law: As defined in Section 5.02(b).

            60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

            Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 1.30% of the Cut-off Date Pool Principal Balance of the Mortgage Loans; on and after the Stepdown Date, an amount equal to 2.60% of the aggregate Scheduled Principal Balance of the Mortgage Loans for the applicable Distribution Date, subject, until the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, to a minimum amount equal to 0.50% of the Cut-off Date Pool Principal Balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to applicable percentage of the then current aggregate Scheduled Principal Balance of the Mortgage Loans but instead shall remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring.

            Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group - GSAMP Trust 2003-SEA2, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

            Startup Day: The Closing Date.

            Stepdown Date: The earlier to occur of (a) the date on which the Class Certificate Balances of the Class A-1 Certificates have been reduced to zero, and (b) the later to occur of (i) the Distribution Date in November 2006, and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

            Subordinated Certificates: means any of the Class M-1, Class B-1 or Class B-2 certificates.

            Termination Price: As defined in Section 9.01.

            Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected (prior to the Remittance Date) or advanced on the Mortgage Loans for Due Dates during the related Due Period (net of Expense Fees) over (ii) the sum of the interest payable to the Classes of Certificates and the amounts payable to the Class A-1 Certificate Insurer on such Distribution Date pursuant to Section 4.01(a)(i).

            Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

            Transfer Affidavit: As defined in Section 5.02(c).

            Transferor Certificate: As defined in Section 5.02(b).

            Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) on such Distribution Date the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balances of 60+ Day Delinquent Mortgage Loans, and (y) the unpaid principal balance of the Mortgage Loans equals or exceeds 75% of the prior period's Senior Enhancement Percentage or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period and
(y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In         Loss Percentage
------------------------------         ---------------

November 2006 through October 2007     1.00% for the first month, plus an
                                       additional 1/12th of 1.00% for each month thereafter

November 2007 through October 2008     2.00% for the first month, plus an
                                       additional 1/12th of 0.50% for each month thereafter

November 2008 through October 2009     2.50% for the first month, plus an
                                       additional 1/12th of 0.25% for each month thereafter

November 2009 through October 2010     2.75% for the first month, plus an
                                       additional 1/12th of 0.25% for each month thereafter

November 2010 and thereafter           3.00%

            Trust: The express trust created hereunder in Section 2.01(c).

            Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the rights of the Purchaser under the applicable Sale and Servicing Agreements; (v) the rights of the Depositor under the Sale and Warranties Agreement; and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

            Trust REMIC: Either the Lower-Tier REMIC or the Upper-Tier REMIC, as applicable.

            Trustee: JPMorgan Chase Bank, a New York banking corporation, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

            Trustee Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the related Trustee Fee Rate on the Scheduled Principal Balance of such Mortgage Loan or, in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Trustee Fee Rate on the Scheduled Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.005% per annum.

            Trustee Float Period: With respect to the Distribution Date and the related amounts in the Distribution Account, the period commencing on the Business Day immediately preceding such Distribution Date and ending on such Distribution Date.

            Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or any successor exemption.

            Unpaid Interest Amounts: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

            U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

            Upper-Tier Regular Interest: As described in the Preliminary Statement.

            Upper-Tier REMIC: As described in the Preliminary Statement.

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Mortgage Loans less, solely for purposes of determining the Pass-Through Rate on the Class A-1 Certificates, the Premium Rate.

            Wells Fargo: Wells Fargo Home Mortgage, Inc., a California corporation, and its successors in interest.

            Wells Fargo Loans: The Mortgage Loans for which Wells Fargo is listed as "Servicer" on the Mortgage Loan Schedule.

            Wells Fargo Sale and Servicing Agreement: Either (i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2002, between Wells Fargo and the Purchaser, a copy of which is attached hereto as Exhibit M; (ii) the Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, between Wells Fargo and the Purchaser, a copy of which is attached hereto as Exhibit N; and (iii) the Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, between Wells Fargo and the Purchaser, a copy of which is attached hereto as Exhibit O.

            Wells Fargo Servicing Trigger: A Wells Fargo Servicing Trigger exists if the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period and (y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to any Distribution Date:

    Distribution Date Occurring In                  Loss Percentage
-------------------------------------- -----------------------------------------

November 2006 through October 2007     2.50% for the first month, plus an
                                       additional 1/12th of 1.25% for each month thereafter

November 2007 through October 2008     3.75% for the first month, plus an
                                       additional 1/12th of 1.25% for each month thereafter

November 2008 through October 2009     5.00% for the first month, plus an
                                       additional 1/12th of 1.00% for each month thereafter

November 2009 through October 2010     6.00% for the first month, plus an
                                       additional 1/12th of 1.00% for each month thereafter

November 2010 and thereafter           7.00%


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Class A-1 Certificate Insurer, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

            (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders and the Class A-1 Certificate Insurer the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note (except for up to 0.35% of the Mortgage Notes for which there is a lost note affidavit and the copy of the Mortgage Note) bearing all intervening endorsements, endorsed "Pay to the order of ________ without recourse" and signed in the name of the applicable Responsible Party by an authorized officer (in the event that the Mortgage Loan was acquired by the applicable Responsible Party in a merger, the signature must be in the following form: "[Responsible Party], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Responsible Party while doing business under another name, the signature must be in the following form: "[Responsible Party], formerly known as [previous name]");

            (ii) the original of any guarantee executed in connection with the Mortgage Note (if any);

            (iii) except for up to 4.35% of the Mortgage Loans, the original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, the applicable Responsible Party cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the applicable Responsible Party shall deliver or cause to be delivered to the Trustee, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Responsible Party stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Responsible Party; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage;

            (iv) the originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

            (v) except for up to 8.87% of the Mortgage Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Trustee acting at the direction of the Class A-1 Certificate Insurer. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Trustee. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the applicable Responsible Party in a merger, the Assignment of Mortgage must be made by "[Responsible Party], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the applicable Responsible Party while doing business under another name, the Assignment of Mortgage must be by "[Responsible Party], formerly know as [previous name]";

            (vi) except for up to 0.63% of the Mortgage Loans, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the applicable Responsible Party shall deliver or cause to be delivered to the Trustee, a photocopy of such intervening assignment, together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Responsible Party stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Responsible Party; or (B) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

            (vii) the original PMI Policy or certificate of insurance, where required pursuant to the Agreement;

            (viii) except for up to 8.05% of the Mortgage Loans, the original or duplicate original lender's title policy;

            (ix) any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage; and

            (x) except for up to 0.56% of the Mortgage Loans, original power of attorney, if applicable.

            The Depositor shall deliver to the Trustee the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

            From time to time, pursuant to the applicable Sale and Servicing Agreement, the applicable Responsible Party may forward to the Trustee additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the applicable Responsible Party, in accordance with the terms of the applicable Sale and Servicing Agreement. All such mortgage documents held by the Trustee as to each Mortgage Loan shall constitute the "Custodial File."

            On or prior to the Closing Date, the Depositor shall deliver to the Trustee Assignments of Mortgages (except in the case of MERS Loans) , in blank, for each Mortgage Loan. On the Closing Date, the Trustee shall provide a written request to the Responsible Party to submit the Assignments of Mortgage for recordation, at the Responsible Party's expense, pursuant to the applicable Sale and Servicing Agreement. The Trustee shall deliver the Assignment of Mortgages to be submitted for recordation to the Responsible Party.

            In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Trustee within the time period and in the manner specified in the applicable Sale and Servicing Agreement, the Trustee shall take or cause to be taken such remedial actions under the applicable Sale and Servicing Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the applicable Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

            Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the applicable Responsible Party shall be deemed to have been satisfied upon delivery by the applicable Responsible Party to the Trustee prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

            (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAMP Trust 2003-SEA2" and JPMorgan Chase Bank is hereby appointed as Trustee in accordance with the provisions of this Agreement.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders and the Class A-1 Certificate Insurer. The Trustee acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies.

            Prior to and as a condition to the Closing, the Trustee shall deliver via facsimile (with original to follow the next Business Day) to the Depositor and the Class A-1 Certificate Insurer an Initial Certification prior to the Closing Date, or as the Depositor and the Class A-1 Certificate Insurer agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage for each Mortgage Loan. The Trustee shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

            On the Closing Date, the Trustee shall ascertain that all documents required to be delivered to it are in its possession and shall deliver to the Depositor and the Class A-1 Certificate Insurer an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the Depositor a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within 90 days after the Closing Date to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (2), (4), (8), (9), (10), (11) and (12) of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement. The Trustee shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

            The Trustee shall retain possession and custody of each Custodial File in accordance with and subject to the terms and conditions set forth herein. The applicable Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of that Servicer from time to time.

            The Trustee shall enforce the obligation of the Responsible Parties to cure or repurchase Mortgage Loans for which there is a document defect in accordance with the applicable Sale and Servicing Agreement.

            Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and the Class A-1 Certificate Insurer.

            Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is July 25, 2033, which is the Distribution Date following the latest Mortgage Loan maturity date.

            Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee and the Class A-1 Certificate Insurer that as of the date of this Agreement or as of such date specifically provided herein:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

            (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

            (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

            (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

            (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder;

            (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 10.04 hereof; and

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Trustee or to a custodian, as the case may be, and shall inure to the benefit of the Trustee.

                                  ARTICLE III

                                 TRUST ACCOUNTS

            Section 3.01 Excess Reserve Fund Account; Distribution Account.

            (a) The Trustee shall establish and maintain the Excess Reserve Fund Account, on behalf of the Class X Certificateholders, to secure their limited recourse obligation to pay to the Principal Certificateholders Basis Risk Carry Forward Amounts. On each Distribution Date, the Trustee shall deposit the amount of any Basis Risk Payment for such date into the Excess Reserve Fund Account.

            On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of Principal Certificates, the Trustee shall (1) withdraw from the Distribution Account and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(E), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in clause
(iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(A)-(D)) and (y) the aggregate Basis Risk Carry Forward Amounts of the Principal Certificates for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account amounts necessary to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes on a pro rata basis based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(F) hereof.

            The Trustee shall account for the Excess Reserve Fund Account as an asset of grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any REMIC created pursuant to this Agreement. The beneficial owner of the Excess Reserve Fund Account is the Class X Certificateholder. For all federal income tax purposes, amounts transferred by the Upper-Tier REMIC to the Excess Reserve Fund Account shall be treated as distributions by the Trustee to the Class X Certificateholder.

            Any Basis Risk Carry Forward Amounts distributed by the Trustee to the Principal Certificateholders shall be accounted for by the Trustee, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificate (in respect of the Class X Interest) and then to the respective Class or Classes of Principal Certificates. In addition, the Trustee shall account for the Principal Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Principal Certificateholders.

            Notwithstanding any provision contained in this Agreement, the Trustee shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this Section 3.01(a).

            (b) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Trustee shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the applicable Servicer to the Trustee pursuant to the applicable Sale and Servicing Agreement; and

            (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

            In the event that a Servicer shall remit any amount not required to be remitted pursuant to a Sale and Servicing Agreement, that Servicer may at any time direct the Trustee in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering notice to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Sections 4.01 or 6.03.

            Section 3.02 Investment of Funds in the Distribution Account. (a) The Trustee may (but shall not be obligated to) invest funds in the Distribution Account during the Trustee Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee. The Trustee shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee may:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Trustee shall be subject to the Trustee's withdrawal in the manner set forth in Section 8.06.

            (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                                   ARTICLE IV

                                  DISTRIBUTIONS

            Section 4.01 Priorities of Distribution. (a) On each Distribution Date, the Trustee shall pay the Premium Amount for such Distribution Date to the Class A-1 Certificate Insurer from the amounts on deposit in the Distribution Account, pay the Retained Yield to the Depositor or its designee, and then make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

            (i) from the portion of Available Funds attributable to interest, to the holders of each Class of Certificates and the Class A-1 Certificate Insurer in the following order of priority:

                  (A) to the Class A-1 Certificates, the related Accrued Certificate Interest Distribution Amount and any Unpaid Interest Amounts for such Distribution Date;

                  (B) to the Class A-1 Certificate Insurer, any Reimbursement Amount;

                  (C) to the Class M-1 Certificates, the Accrued Certificate Interest Distribution Amount for such Class on such Distribution Date;

                  (D) to the Class B-1 Certificates, the Accrued Certificate Interest Distribution Amount for such Class on such Distribution Date; and

                  (E) to the Class B-2 Certificates, the Accrued Certificate Interest Distribution Amount for such Class on such Distribution Date;

            (ii) (A) on each Distribution Date (a) before the related Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the related Class or Classes of Principal Certificates then entitled to distributions of principal and the Class A-1 Certificate Insurer as set forth below, from amounts remaining on deposit in the Distribution Account after making distributions pursuant to clause (i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (a) to the Class A-1 Certificates, until the Class Certificate
            Balance thereof is reduced to zero; and

                  (b) to the Class A-1 Certificate Insurer, the amount of any remaining Reimbursement Amount;

                  (c) sequentially, to the Class M-1, Class B-1 and Class B-2
            Certificates, in that order, until the respective Class Certificate Balances thereof are reduced to zero.

            (B) on each Distribution Date (a) on and after the related Stepdown Date and (b) as long as a Trigger Event is not in effect, to the holders of the related Class or Classes of Principal Certificates then entitled to distribution of principal and the Class A-1 Certificate Insurer, from amounts remaining on deposit in the Distribution Account after making distributions pursuant to clause (i) above, an amount equal to, the Principal Distribution Amount in the following amounts and order of priority:

                  (a) the lesser of (x) the Principal Distribution Amount and
            (y) the Class A-1 Principal Distribution Amount to the Class A-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                  (b) to the Class A-1 Certificate Insurer, the amount of any remaining Reimbursement Amount;

                  (c) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A-1 Certificateholders in clause (ii)(B)(a) above and to the Class A-1 Certificate Insurer in clause (ii)(B)(b) above and (y) the Class M-1 Principal Distribution Amount to the Class M-1 Certificateholders, until the Class Certificate Balance thereof has been reduced to zero;

                  (d) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A-1 Certificateholders in clause (ii)(B)(a) above, to the Class A-1 Certificate Insurer in clause (ii)(B)(b) above and to the Class M-1 Certificates in clause (ii)(B)(c) above and (y) the Class B-1 Principal Distribution Amount to the Class B-1 Certificateholders, until the Class Certificate Balance thereof has been reduced to zero; and

                  (e) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A-1 Certificateholders in clause (ii)(B)(a) above, to the Class A-1 Certificate Insurer in clause (ii)(B)(b) above, to the Class M-1 Certificates in clause (ii)(B)(c) above and to the Class B-1 Certificates in clause (ii)(B)(d) above and (y) the Class B-2 Principal Distribution Amount to the Class B-2 Certificateholders, until the Class Certificate Balance thereof has been reduced to zero;

            (iii) any amount remaining after the distributions in clauses (i) and (ii) above shall be distributed in the following order of priority:

                  (A) to the Class A-1 Certificate Insurer, the amount of any remaining Reimbursement Amount;

                  (B) to the holders of the Class M-1 Certificates, any Unpaid Interest Amounts for such Class;

                  (C) to the holders of the Class B-1 Certificates, any Unpaid Interest Amounts for such Class;

                  (D) to the holders of the Class B-2 Certificates, any Unpaid Interest Amounts for such Class;

                  (E) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for such Distribution Date;

                  (F) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any Basis Risk Carry Forward Amount with respect to any Principal Certificate for such Distribution Date to the Principal Certificates in the same order and priority in which Accrued Certificate Interest Distribution Amount is allocated among those Classes of Certificates;

                  (G) to the holders of the Class X Certificates, the remainder of the Class X Distributable Amount not distributed pursuant to Sections 4.01(a)(iii)(A)-(F); and

                  (H) to the holders of the Class R Certificates, any remaining amount, in respect of the Lower-Tier REMIC and Upper-Tier REMIC.

            On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date will be allocated pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A-1, Class M-1, Class B-1 and Class B-2, based on the amount of interest to which such Classes would otherwise be entitled on such Distribution Date.

            Section 4.02 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Trustee shall make available to each Certificateholder, each Servicer, the Depositor, each Responsible Party, each Rating Agency and the Class A-1 Certificate Insurer a statement based solely upon the information provided to the Trustee from the Servicers setting forth with respect to the related distribution:

            (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount thereof allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

            (iv) the Class Certificate Balance of each Class of Principal Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Scheduled Principal Balance for the following Distribution Date;

            (vi) the amount of the Servicing Fees paid to or retained by the applicable Servicer with respect to such Distribution Date;

            (vii) the Pass-Through Rate for each Class of Principal Certificates with respect to such Distribution Date;

            (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances reported by the applicable Servicer or the Trustee as outstanding as of the close of business on the last Business Day of the immediately preceding month prior to such Distribution Date;

            (ix) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Monthly Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

            (x) for each of the preceding 12 calendar months, or all calendar months since the related Cut-off Date, whichever is less, the aggregate dollar amount of the Monthly Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Scheduled Principal Balance of such Mortgage Loan as of the close of business on the last Business Day of the immediately preceding month prior to such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the last Business Day of the immediately preceding month prior to such Distribution Date;

            (xiii) whether a Trigger Event has occurred and is continuing (including the calculation of thereof and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

            (xiv) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

            (xv) the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

            (xvi) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Applied Realized Loss Amounts and Unpaid Interest Amounts;

            (xvii) the Overcollateralized Amount and Specified
      Overcollateralized Amount; and

            (xviii) whether a Wells Fargo Servicing Trigger has occurred.

            (b) The Trustee's responsibility for providing the above statement to the Certificateholders, each Rating Agency, each Servicer, the Responsible Party, the Class A-1 Certificate Insurer and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Servicers. The Trustee will provide the above statement via the Trustee's internet website. The Trustee's website will initially be located at http:\\www.jpmorgan.com/sfr and assistance in using the website can be obtained by calling the Trustee's investor relations desk at (877) 722-1095. A paper copy of the above statement will also be made available upon request.

            (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this
Section 4.02 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

            (d) Pursuant to Section 11.16 of the Bank of America Sale and Servicing Agreement and Section 5.02 of each Wells Fargo Sale and Servicing Agreement, each Servicer has agreed to provide monthly information reports to the Trustee. On the Closing Date, the Trustee shall request each Servicer to deliver, on a monthly basis, no later than each Remittance Advice Date a monthly remittance advice statement containing the information required by the Trustee to calculate and provide the reports required by Section 4.02(a) as to the accompanying remittance and the period ending on the close of business on the last Business Day of the immediately preceding month (or the last day of the Due Period, as applicable) (the "Servicer Remittance Report"). On a on-going basis, the Trustee may reasonably request each Servicer to provide additional information to be included in subsequent Servicer Remittance Reports.

            On the Closing Date, the Trustee shall request each Servicer to furnish an individual loan accounting report, as of the last day of the Due Period of each month, to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the Trustee shall request each Servicer to furnish the corresponding individual loan accounting report (in electronic format) to be received by the Trustee no later than the Remittance Advice Date, which report shall contain the following:

            (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, along with a detailed report of interest on principal prepayment amounts remitted in accordance with the applicable Sale and Servicing Agreement);

            (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

            (iii) the amount of servicing compensation received by the applicable Servicer during the prior distribution period;

            (iv) the individual and aggregate Scheduled Principal Balance of the Mortgage Loans;

            (v) the aggregate of any expenses reimbursed to the Servicer during the prior distribution period pursuant to the applicable Sale and Servicing Agreement; and

            (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 31 to 60 days, (2) 61 to 90 days, or (3) 91 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

            Section 4.03 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinate Certificates then outstanding in reduction of the Class Certificate Balance thereof. In the event, Applied Realized Amounts are allocated to any class of Certificates, their Class Certificate Balance shall be permanently reduced by the amount so allocated and no funds shall be distributed with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available therefor.

            Section 4.04 The Class A-1 Certificate Insurance Policy. (a) Not later than two (2) Business Days prior to each Distribution Date, the Trustee shall determine, based solely upon the Servicer Remittance Report, with respect to such Distribution Date, the amount to be on deposit in the Distribution Account on such Distribution Date to the extent of Available Funds, excluding the amount of any Insured Amounts and Preference Amounts.

            (b) If on any Distribution Date there is a Class A-1 Certificate Deficiency Amount, the Trustee shall complete a telephonic or telegraphic notice in the form of Exhibit A to the Class A-1 Certificate Insurance Policy, the original of which is subsequently delivered by registered or certified mail, and submit such notice to the Class A-1 Certificate Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Distribution Date as a claim for an Insured Amount in an amount equal to such Class A-1 Certificate Deficiency Amount.

            (c) The Trustee shall establish a Policy Payment Account over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit upon receipt any amount paid under the Class A-1 Certificate Insurance Policy in the Policy Payment Account and distribute such amount only for purposes of payment to the Class A-1 Certificateholders of the Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the applicable Servicer, the Depositor, the Trustee or the Trust Fund or to pay any other Class of Certificates. Amounts paid under the Class A-1 Certificate Insurance Policy, to the extent needed to pay the Class A-1 Certificate Deficiency Amount, shall be transferred to the Distribution Account on the related Distribution Date and disbursed by the Trustee to the Class A-1 Certificateholders in accordance with
Section 4.01. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay other distributions to the Class A-1 Certificateholders with other funds available to make such payment. However, the amount of any payment of principal or of interest on the Class A-1 Certificates to be paid from funds transferred from the Policy Payment Account shall be noted as provided in paragraph (d) below and in the statement to be furnished to Holders of the Class A-1 Certificates pursuant to Section 4.03(a). Funds held in the Policy Payment Account shall not be invested. Any funds remaining in the Policy Payment Account on the first Business Day following a Distribution Date shall be returned to the Class A-1 Certificate Insurer pursuant to the written instructions of the Class A-1 Certificate Insurer by the end of such Business Day.

            (d) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A-1 Certificate from moneys received under the Class A-1 Certificate Insurance Policy. The Class A-1 Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

            (e) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Amount has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Class A-1 Certificate Insurer, shall comply with the provisions of the Class A-1 Certificate Insurance Policy to obtain payment by the Class A-1 Certificate Insurer of such Preference Amount in the amount of such voided Insured Amount, and shall, at the time it provides notice to the Class A-1 Certificate Insurer, notify, by mail to the Class A-1 Certificateholders of the affected Certificates that, in the event any Class A-1 Certificateholder's Insured Amount is so recovered, such Class A-1 Certificateholder will be entitled to payment pursuant to the Class A-1 Certificate Insurance Policy, a copy of which shall be made available through the Trustee, the Class A-1 Certificate Insurer or the Class A-1 Certificate Insurer's fiscal agent, if any, and the Trustee shall furnish to the Class A-1 Certificate Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Trustee and subsequently recovered from the Class A-1 Certificateholders, and dates on which such payments were made.

            (f) The Trustee shall promptly notify the Class A-1 Certificate Insurer and its fiscal agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A-1 Certificates. Each Class A-1 Certificateholder, by its purchase of Class A-1 Certificates, the Depositor and the Trustee agree that, the Class A-1 Certificate Insurer (so long as no Class A-1 Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Class A-1 Certificate Insurer shall be subrogated to, and each Class A-1 Certificateholder and the Trustee hereby delegates and assigns to the Class A-1 Certificate Insurer, to the fullest extent permitted by law, the rights of the Trustee and each Class A-1 Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

            (g) The Trustee shall, upon retirement of the Class A-1 Certificates, furnish to the Class A-1 Certificate Insurer a notice of such retirement, and, upon retirement of the Class A-1 Certificates and the expiration of the term of the Class A-1 Certificate Insurance Policy, surrender the Class A-1 Certificate Insurance Policy to the Class A-1 Certificate Insurer for cancellation.

            (h) The Trustee will hold the Class A-1 Certificate Insurance Policy in trust as agent for the Holders of the Class A-1 Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Class A-1 Certificate Insurance Policy nor the amounts paid on the Class A-1 Certificate Insurance Policy will constitute part of the Trust Fund created by this Agreement. Each Holder of Class A-1 Certificates, by accepting its Class A-1 Certificates, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Class A-1 Certificate Insurance Policy.

            Section 4.05 Effect of Payments by the Class A-1 Certificate Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Class A-1 Certificates which is made with moneys received pursuant to the terms of the Class A-1 Certificate Insurance Policy shall not be considered payment of the Class A-1 Certificates from the Trust Fund. The Depositor and the Trustee acknowledge, and each Holder by its acceptance of a Class A-1 Certificate agrees, that without the need for any further action on the part of the Class A-1 Certificate Insurer, the Depositor, the Trustee or the Certificate Registrar (a) to the extent the Class A-1 Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A-1 Certificates to the Holders of such Class A-1 Certificates, the Class A-1 Certificate Insurer will be fully subrogated to, and each Class A-1 Certificateholder and the Trustee hereby delegate and assign to the Class A-1 Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Class A-1 Certificateholders in respect of securities law violations arising from the offer and sale of the Class A-1 Certificates, and (b) the Class A-1 Certificate Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in this Agreement. The Trustee shall cooperate in all respects with any reasonable request by the Class A-1 Certificate Insurer for action to preserve or enforce the Class A-1 Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

                                   ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

            Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Trustee or (y), in the event that no wire instructions are provided to the Trustee, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

            The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

            Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections
(b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

            At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

            No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to the initial transfer of the Class X, Class B-2 and Class R Certificates on the Closing Date, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Trustee a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) in the case of the Class X or Class B-2 Certificates, there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit
I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, (ii) in the case of an ERISA-Restricted Certificate other than a Residual Certificate that has been the subject of an ERISA-Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate other than a Residual Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or similar violation of Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

            The Class R Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee;

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit G;

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
      Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate; and

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund or the Trustee, to the effect that the elimination of such restrictions will not cause either the Lower-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

            (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

            (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

            (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

            (g) In the event the Depositor or an affiliate thereof proposes to cause the Class B-2 Certificate to become Book-Entry Certificates, the Trustee shall take such actions as the Depositor may reasonably request to cause such Certificates to become Book-Entry Certificates. If the Class B-2 Certificates become Book Entry Certificates, the Trustee is authorized to modify the form of the Class B-2 Certificate as it deems appropriate or necessary to effectuate the foregoing.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Class A-1 Certificate Insurer and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners. The Servicers, the Class A-1 Certificate Insurer, the Trustee, the Depositor and any agent of the Servicers, the Depositor, the Class A-1 Certificate Insurer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicers, the Trustee, the Class A-1 Certificate Insurer, the Depositor nor any agent of either Servicer, the Depositor, the Class A-1 Certificate Insurer or the Trustee shall be affected by any notice to the contrary.

            Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or the applicable Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the applicable Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 5.06 Maintenance of Office or Agency. The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee designates its Corporate Trust Offices for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

            Section 5.07 Rights of the Class A-1 Certificate Insurer to Exercise Rights of Class A-1 Certificateholders; Right to Direct Trustee. (a) By accepting its Class A-1 Certificate, each Class A-1 Certificateholder agrees that, unless a Class A-1 Certificate Insurer Default exists, the Class A-1 Certificate Insurer shall be deemed to be the Class A-1 Certificateholders for all purposes (other than with respect to the receipt of payment on the Class A-1 Certificates) and shall have the right to exercise all rights of the Class A-1 Certificateholders under this Agreement and under the Class A-1 Certificates without any further consent of the Class A-1 Certificateholders.

            (b) All notices, statement reports, certificates or opinions required by this Agreement to be sent to any Class A-1 Certificateholder shall also be sent to the Class A-1 Certificate Insurer.

            (c) The Trustee hereby agrees that (i) it shall not execute any amendment to any of the Servicing Agreements or the Assignment, Assumption and Recognition Agreements without receiving the prior written consent of the Class A-1 Certificate Insurer, (ii) it shall not consent to the assignment of any of the servicing rights by either Servicer without receiving the prior written consent of the Class A-1 Certificate Insurer and (iii) the Class A-1 Certificate Insurer shall be entitled to direct the actions of the Trustee in respect of any rights or remedies under the Sale and Servicing Agreements that are assigned to the Trustee pursuant to the Assignment, Assumption and Recognition Agreements, including without limitation, the right to require the Responsible Parties to repurchase Mortgage Loans and remedies for breaches of representations, warranties and covenants by the Responsible Parties.

            Section 5.08 Class A-1 Certificate Insurer Default. Notwithstanding anything elsewhere in this Agreement or in the Certificates to the contrary, if a Class A-1 Certificate Insurer Default exists, or if and to the extent the Class A-1 Certificate Insurer has delivered its written renunciation of all of its rights under this Agreement, all provisions of this Agreement which (a) permit the Class A-1 Certificate Insurer to exercise rights of the Class A-1 Certificateholders, (b) restrict the ability of the Certificateholders, the Servicers or the Trustee to act without the consent or approval of the Class A-1 Certificate Insurer, (c) provide that a particular act or thing must be acceptable to the Class A-1 Certificate Insurer, (d) permit the Class A-1 Certificate Insurer to direct (or otherwise to require) the actions of the Trustee, the Servicers or the Certificateholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Class A-1 Certificate Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (f) have a similar effect, shall be of no further force and effect and the Trustee shall administer the Trust Fund and perform its obligations hereunder solely for the benefit of the Holders of the Class A-1 Certificates. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Class A-1 Certificate Insurer from any obligation or liability it may have to any party or to the Class A-1 Certificateholders hereunder, under any other agreement, instrument or document (including, without limitation, the Class A-1 Certificate Insurance Policy) or under applicable law. At such time as the Class A-1 Certificates are no longer outstanding hereunder, and no amounts owed to the Class A-1 Certificate Insurer hereunder remain unpaid, the Class A-1 Certificate Insurer's rights hereunder shall terminate.

                                   ARTICLE VI

                                  THE DEPOSITOR

            Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

            Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee, in writing to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and/or the Trustee, as applicable, shall be entitled to be reimbursed therefor out of the Distribution Account.

            Section 6.04 Servicing Compliance Review. Promptly upon receipt from each Servicer of its annual statement of compliance and accountant's report (i) in the case of Bank of America Loans, described in Section 11.20 and 11.21, respectively, of the Bank of America Sale and Servicing Agreement and (ii) in the case of Wells Fargo Loans, described in Section 6.04 and Section 6.05, respectively, of the applicable Wells Fargo Sale and Servicing Agreement, the Trustee shall furnish a copy thereof to the Depositor and the Class A-1 Certificate Insurer. Promptly after the Depositor's receipt thereof, the Depositor shall review the same and, if applicable, consult with the applicable Servicer as to the nature of any defaults by the applicable Servicer in the fulfillment of any of the applicable Servicer's obligations under the applicable Sale and Servicing Agreement.

            Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is 90 days or more delinquent. The purchase price therefore shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the applicable Servicer or the Trustee related to the Mortgage Loan.

                                   ARTICLE VII

                                     DEFAULT

            Section 7.01 Events of Default.

            If an Event of Default described (i) in the case of Bank of America, in Section 13.01 of the Bank of America Sale and Servicing Agreement and (ii) in the case of Wells Fargo, in Section 10.01 of the applicable Wells Fargo Sale and Servicing Agreement, shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may with the written consent of the Class A-1 Certificate Insurer, or at the written direction of the Class A-1 Certificate Insurer, the Trustee shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the applicable Servicer under the applicable Sale and Servicing Agreement(s) and in and to the Mortgage Loans and the proceeds thereof; provided, however, that the Trustee shall not be required to give written notice to the applicable Servicer of the occurrence of an Event of Default described in clauses (i) and (ii) of Section 10.01 of the Wells Fargo Sale and Servicing Agreement unless and until a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an Event of Default.

            Prior to the Stepdown Date, in the event that a Wells Fargo Servicing Trigger occurs at a time when the Class A-1 Certificates are outstanding and/or a Reimbursement Amount is outstanding, the Class A-1 Certificate Insurer shall have the right, in its sole discretion, to notify the Trustee and the Depositor to terminate Wells Fargo as Servicer of the Wells Fargo Loans pursuant to Section 11.02 of the Wells Fargo Sale and Servicing Agreements. As soon as practicable after receipt of such notice, and subject to the following sentence, the Trustee shall terminate Wells as Servicer of the Wells Fargo Loans as aforesaid. The Depositor shall pay all termination fees pursuant to the Wells Fargo Sale and Servicing Agreements promptly upon request of the Trustee, and the Trustee shall not be obligated to terminate Wells Fargo as Servicer until such termination fees are paid.

            On and after the receipt by the applicable Servicer of written notice of termination, all authority and power of the applicable Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the applicable Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

            Except as described in this Section 7.01, the Trustee shall not terminate either Servicer under any Sale and Servicing Agreement.

            Section 7.02 Trustee to Act; Appointment of Successor. On and after the time the Trustee gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Trustee to appoint a successor Servicer pursuant to this Section 7.02, be the successor to the applicable Servicer in its capacity as servicer under the applicable Sale and Servicing Agreement and the transactions set forth or provided for herein and in the applicable Sale and Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the applicable Servicer by the terms and provisions of the applicable Sale and Servicing Agreement and applicable law including the obligation to make Monthly Advances or Servicing Advances pursuant to the applicable Sale and Servicing Agreement. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the applicable Servicer would have been entitled to charge to the Collection Account if the applicable Servicer had continued to act under the applicable Sale and Servicing Agreement including, if the applicable Servicer was receiving the applicable servicing fee at the servicing fee rate set forth in the applicable Sale and Servicing Agreement (as set forth in the Mortgage Loan Schedule with respect to the related Mortgage Loans,) such servicing fee and the income on investments or gain related to the Collection Account (in addition to income on investments or gain related to the Distribution Account for the benefit of the Trustee). Notwithstanding the foregoing, if the Trustee has become the successor to the applicable Servicer in accordance with this Section 7.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly Advances and Servicing Advances pursuant to the applicable Sale and Servicing Agreement or if it is otherwise unable to so act, or if the Class A-1 Certificate Insurer (or, if a Class A-1 Certificate Insurer Default exists, the Holders entitled to a majority of the Voting Right) so requests, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which (i) is acceptable to the Class A-1 Certificate Insurer and (ii) does not adversely affect the then current rating of the Certificates by each Rating Agency without regards to the Class A-1 Certificate Insurer Policy, as the successor to the applicable Servicer under the applicable Sale and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the applicable Servicer under the applicable Sale and Servicing Agreement. Any successor to the applicable Servicer shall be an institution approved by the Class A-1 Certificate Insurer, which is a Fannie Mae- and Freddie Mac-approved seller/servicer in good standing, which has a net worth of at least $30,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor, the Class A-1 Certificate Insurer and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the applicable Servicer (other than liabilities of the applicable Servicer under (i) Section 12.01 in the case of the Bank of America Servicing Agreement incurred prior to termination of under Section 14.01 and (ii) Section
8.01 in the case of the applicable Wells Fargo Servicing Agreement, incurred prior to termination under Section 7.01)], with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to the applicable Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 7.03, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor, the Class A-1 Certificate Insurer and such successor shall agree; provided, however, that no such compensation shall be in excess of the applicable Servicing Fee Rate and amounts paid to the applicable Servicer from investments. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor to the applicable Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the applicable Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it. In the event that either a successor servicer cannot be appointed without the successor servicer receiving a servicing fee at a rate in excess of that set forth in the applicable Sale and Servicing Agreement (and as set forth on the Mortgage Loan Schedule with respect to the related Mortgage Loans), but not in excess of the Servicing Fee Rate, then a portion of the Retained Yield may be used to pay such excess to the successor servicer (but not in excess of the portion of the Retained Yield allocated to the related Mortgage Loans determined at a rate equal to the rate, if any, by which the Servicing Fee Rate exceeds the rate set forth in the applicable Sale and Servicing Agreement. For federal income tax purposes, such portion of the servicing fee shall be treated as an expense of the holder of the Retained Yield and not as an expense of either REMIC.

            In the event that a Servicer is terminated pursuant to Section 7.01, the terminated Servicer shall provide notices to the Mortgagors, transfer the Servicing Files to a successor Servicer and pay all of its own out-of-pocket costs and expenses at its own expense. In addition, all reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated Servicer (excluding set-up costs and other administrative expenses of the successor Servicer, in which case the successor Servicer shall pay for such costs and expenses but shall not be entitled to reimbursement therefor from the Trust Fund), shall be paid by the terminated Servicer promptly upon presentation of reasonable documentation of such costs and if such predecessor Servicer defaults in its obligations to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee, as the case may be, shall be entitled to reimbursement therefor from the Trust Fund). If the Trustee is the predecessor Servicer (except in the case where the Trustee in its role as successor Servicer is being terminated pursuant to Section 7.01 by reason of an Event of Default caused solely by the Trustee as the successor Servicer and not by the predecessor Servicer's actions or omissions), such costs shall be paid by the Trust Fund promptly upon presentation of reasonable documentation of such costs.

            Any successor to the applicable Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as Servicer, maintain in force the policy or policies that the applicable Servicer is required to maintain pursuant to the applicable Sale and Servicing Agreement.

            Notwithstanding anything to the contrary contained in this Agreement, the Class A-1 Certificate Insurer shall have the right to appoint a successor to the applicable Servicer upon termination of the servicing pursuant to Section 7.01. Any such successor Servicer shall be required to satisfy the requirements of a successor Servicer under this Section 7.02.

            Section 7.03 Trustee to Act as Servicer. In the event that either Servicer shall for any reason no longer be a Servicer pursuant to Section 7.01 (including by reason of an Event of Default), the Trustee or its successor shall, subject to the rights of the Class A-1 Certificate Insurer to appoint a successor Servicer pursuant to Section 7.02, thereupon assume all of the rights and obligations of the applicable Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for investment losses of the predecessor Servicer pursuant to Section 4.04 of the applicable Wells Fargo Sale and Servicing Agreement and Section 11.04 of the Bank of America Sale and Servicing Agreement, as applicable, or any acts or omissions of the predecessor Servicer thereunder, (ii) obligated to effectuate repurchases of Mortgage Loans under the applicable Sale and Servicing Agreement, including but not limited to repurchases pursuant to Section 3.03 of the applicable Wells Fargo Sale and Servicing Agreement and Section 7.03 of the Bank of America Sale and Servicing Agreement, as applicable, (iii) responsible for expenses of the predecessor Servicer or (iv) deemed to have made any representations and warranties of the applicable Servicer under the applicable Sale and Servicing Agreement).

            Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to either Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, the Class A-1 Certificate Insurer and to each Rating Agency.

            (b) Promptly after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders, the Class A-1 Certificate Insurer and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            Section 8.01 Duties of the Trustee. The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

            (a) unless an Event of Default known to the Trustee has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates or the Class A-1 Certificate Insurer relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

            Section 8.02 Administration of the Servicers. The Trustee shall (i) enforce the obligations of the Servicers to service the Mortgage Loans and (ii) make or cause to be made Servicing Advances or Monthly Advances in accordance with the applicable Sale and Servicing Agreement in the event the applicable Servicer fails to do so. Notwithstanding the foregoing, the Trustee shall not be required to make any Nonrecoverable Servicing Advance or Nonrecoverable Monthly Advance. The Trustee shall furnish to the each Servicer any powers of attorney or other such documentation (as may be provided from time to time), necessary and appropriate to enable the Servicers to service and administer the related Mortgage Loans and REO Property.

            The Trustee shall provide access to the Mortgage Loan documents in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the Class A-1 Certificate Insurer, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

            Upon receipt of a request by a Servicer, the Trustee shall release within five Business Days the related Mortgage File to such Servicer and execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by such Servicer), together with the Mortgage Note with written evidence of cancellation thereon.

            The Trustee shall execute and deliver to a Servicer, upon its request, any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

            Section 8.03 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

            (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates or the Class A-1 Certificate Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the applicable Servicer or, if paid by the Trustee, shall be repaid by the applicable Servicer upon demand from the applicable Servicer's own funds;

            (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

            (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

            (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security and except with respect to the investment of funds in the Distribution Account not made at the direction of the Depositor during the Trustee Float Period);

            (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default described in clauses (i) and (ii) of
Section 10.01 of the applicable Wells Fargo Sale and Servicing Agreement and in clauses (a) and (b) of Section 13.01 of the Bank of America Sale and Servicing Agreement, the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof except as otherwise provided in Section 7.01 with respect to the Event of Default described in 7.01; and

            (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

            (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

            (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

            Section 8.04 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or by either Servicer of any funds paid to the Depositor or to either Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or by either Servicer.

            The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Servicer) (ii) to see to any insurance (unless the Trustee shall have become the successor Servicer), or (iii) to confirm or verify the contents of any reports or certificates of the Servicers delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

            The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

            Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

            Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee may withdraw from the Distribution Account on each Distribution Date the Trustee Fee for the Distribution Date and, during the Trustee Float Period, any interest or investment income earned on funds deposited in the Distribution Account. The Trustee may also withdraw from the Distribution Account on each Distribution Date amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorney's fees) incurred in connection with any claim or legal action relating to

            (a) this Agreement,

            (b) the Certificates, or

            (c) the performance of any of the Trustee's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of either Servicer's obligations in connection with the applicable Sale and Servicing Agreement for which that Servicer has performed its obligation to indemnify the Trustee pursuant to that Sale and Servicing Agreement, (ii) resulting from any breach of a Responsible Party's obligations in connection with the applicable Sale and Servicing Agreement for which that Responsible Party has performed its obligation to indemnify the Trustee pursuant to that Sale and Servicing Agreement, or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

            (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates,

            (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement, and

            (C) printing and engraving expenses in connection with preparing any Definitive Certificates.

            Except as otherwise provided in this Agreement or a separate letter agreement between the Trustee and the Depositor, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or paying agent under this Agreement or for any other expenses.

            Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any of the Rating Agencies to reduce their respective then current ratings (without regard to the Class A-1 Certificate Insurance Policy) of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this
Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with either Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or of either Servicer other than the Trustee in its role as successor to the Servicer.

            Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Servicers, each Rating Agency and the Class A-1 Certificate Insurer not less than 60 days before the date specified in such notice, when, subject to Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with
Section 8.09 meeting the qualifications set forth in Section 8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee acceptable to the Class A-1 Certificate Insurer.

            If at any time the Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Class A-1 Certificate Insurer may remove the Trustee and appoint a successor trustee (which successor shall be acceptable to the Class A-1 Certificate Insurer by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to each Servicer and one copy to the successor trustee.

            The Class A-1 Certificate Insurer may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to each Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.

            Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor, the Class A-1 Certificate Insurer and to its predecessor trustee and to each Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, each Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07, the Class A-1 Certificate Insurer has consented to such appointment (which consent shall not be unreasonably withheld) and its appointment does not adversely affect the then current rating of the Certificates without taking into account the Class A-1 Certificate Insurer Policy.

            Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

            Section 8.10 Merger or Consolidation of the Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be eligible under Section 8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.09.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) To the extent necessary to effectuate the purposes of this
Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicers, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to either Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

            (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

            (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to each Servicer and the Depositor.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 8.12 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:

            (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC described in the Preliminary Statement containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

            (b) within thirty days of the Closing Date, the Trustee will apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

            (c) make an election that each of the Lower-Tier REMIC and the Upper-Tier REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

            (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

            (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non-Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

            (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

            (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

            (h) pay, from the sources specified in the last paragraph of this
Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on either Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

            (i) cause federal, state or local income tax or information returns to be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

            (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

            (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of either Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

            The Trustee shall treat (i) the rights of the Principal Certificateholders to receive Basis Risk Carry Forward Amounts and (ii) the Retained Yield as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. Any servicing fee paid to a successor servicer from the Retained Yield shall not be treated as an expense of the REMIC.

            To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Trustee concerning the value, if any, to each Class of Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

            If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee if such tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the applicable Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the applicable Servicer of any of its obligations under the applicable Sale and Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from that Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale and Servicing Agreement, or (iv) in all other cases, or if the Trustee, the Servicer, or the Responsible Party fails to honor its obligations under the preceding clause (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

            For as long as each REMIC shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee shall comply with any directions of the Depositor or a Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement, the Sale and Servicing Agreements or the Sale and Warranties Agreement and (b) accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion.

            Section 8.13 Periodic Filings. (a) The Trustee shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder, and the Trustee shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Depositor, if an officer of the Depositor signs the Certification pursuant to paragraph (b) of this Section 8.13, or otherwise on behalf of the Trust. In the event the Trustee is signing on behalf of the Depositor pursuant to the preceding sentence, the Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of either (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. The Trustee shall prepare such Form 10-K to be signed by the Depositor and the Depositor shall sign such form. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

            (b) The Depositor shall prepare or cause to be prepared the Current Report on Form 8-K attaching this Agreement as an Exhibit. Thereafter, within 15 days after each Distribution Date, commencing with the Distribution Date occurring in November 2003 and ending with the Distribution Date following the filing of a Form 15 Suspension Notice with respect to the Trust Fund, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2004, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 31, 2004, the Trustee shall file (but will not execute) a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include as exhibits each Servicer's annual statement of compliance described in Section 11.20 of the Bank of America Sale and Servicing Agreement and Section 6.04 of the Wells Fargo Sale and Servicing Agreement (upon which the Trustee may rely in delivering its certification hereunder) and the accountant's report described in Section 11.21 of the Bank of America Sale and Servicing Agreement and Section 6.05 of the Wells Fargo Sale and Servicing Agreement, in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit J (the "Certification"), which shall, except as described below, be signed by the senior officer of the Depositor in charge of securitization.

            (c) In the event the Certification is to be signed by an officer of the Depositor, the Trustee shall sign a certification (in the form attached hereto as Exhibit K) for the benefit of the Depositor and its officers, directors and Affiliates in respect of items 1 through 3 of the Certification; provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K. Such certification shall be delivered to the Depositor by March 20th of each year (or if not a Business Day, the immediately preceding Business Day). The Certification attached hereto as Exhibit J shall be delivered to the Trustee for filing by March 25th of each year (or if not a Business Day, the immediately preceding Business Day). In addition, the Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 8.13(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 8.13(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other.

            (d) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

            Section 8.14 Tax Classification of the Excess Reserve Fund Account. For federal income tax purposes, the Trustee shall treat the Excess Reserve Fund Account as beneficially owned by the holder of the Class X Certificate and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Trustee shall treat the rights that each Class of Principal Certificates has to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account as rights to receive payments under an interest rate cap contract written by the Class X Certificateholder in favor of each Class. Accordingly, each Class of Principal Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract and the Class X Certificate will be comprised of two components--a regular interest in the Upper-Tier REMIC and ownership of the Excess Reserve Fund Account. The Trustee shall allocate the issue price for a Class of Certificates between the two components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 9.03, the obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase, on or after the Optional Termination Date, by the Majority Class X Certificateholder of all Mortgage Loans (and REO Properties) at the price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the party exercising the right to purchase the Mortgage Loans at its expense, plus accrued and unpaid interest on the related mortgage loans at the applicable mortgage rate and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate and (iii) the sum of all outstanding Basis Risk Carry Forward Amounts ("Termination Price") and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. If the Depositor or its affiliate is a Class X Certificateholder, the Depositor may only exercise its right to purchase the Mortgage Loans pursuant to this Section
9.01 with at least one other unaffiliated Person that holds at least a 10% interest in the Class X Certificates. In the event the Majority Class Certificateholder does not exercise its right to purchase the Mortgage Loans within 60 days of the Optional Termination Date, the Class A-1 Certificate Insurer shall have the right to purchase the Mortgage Loans pursuant to clause
(a) of this Section 9.01, on the same terms and subject to the same conditions as aforesaid. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

            No such purchase will be permitted without the consent of the Class A-1 Certificate Insurer, if such purchase would result in a draw on the Class A-1 Certificate Insurer Policy or would cause any previous draws or other amounts owing to the Class A-1 Certificate Insurer hereunder or under the Insurance Agreement to remain unpaid.

            Section 9.02 Final Distribution on the Certificates. If, on any Remittance Date, a Servicer notifies the Trustee that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Trustee shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If the Class A-1 Certificate Insurer elects to terminate the Trust Fund pursuant to clause (a) of
Section 9.01, at least 20 days prior to the date the Notice of Final Distribution is to be mailed to the affected Certificateholders, the Depositor shall notify the applicable Servicer, the Trustee and the Class A-1 Certificate Insurer of the date the Depositor intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

            A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not later than the 20th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

            In the event such Notice of Final Distribution is given, the applicable Servicer shall cause all funds in the Collection Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Depositor or its designee the Custodial Files for the Mortgage Loans.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificate), the Certificate Balance thereof plus for each such Class and the Class X Certificate accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01, (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

            In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

            Section 9.03 Additional Termination Requirements. In the event the Majority Class X Certificateholder or the Class A-1 Certificate Insurer exercises its purchase option with respect to the Mortgage Loans as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Depositor, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause either Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (a) The Trustee shall sell all of the assets of the Trust Fund to either Servicer or the Depositor, as the case may be, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

            (b) The Trustee shall attach a statement to the final federal income tax return for each of the Lower-Tier REMIC and the Upper-Tier REMIC stating that pursuant to Treasury Regulations Sectionss. 1.860F-1, the first day of the 90-day liquidation period for each such REMIC was the date on which the Trustee sold the assets of the Trust Fund to either Servicer or the Depositor, as the case may be.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

            Section 10.01 Amendment. This Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders but with the consent of the Class A-1 Certificate Insurer (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor or the Trustee,
(iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (which, in the case of the Class A-1 Certificates, will be without regard to the Class A-1 Certificate Insurance Policy); it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee and the Depositor also may at any time and from time to time amend this Agreement with the consent of the Class A-1 Certificate Insurer, but without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on either Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable,
(i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

            This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Class A-1 Certificate Insurer and the Holders of Certificates evidencing Percentage Interests aggregating not less than 662/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66 2/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on either the Lower-Tier REMIC or the Upper-Tier REMIC or the Certificateholders or cause either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee) of such amendment, stating the provisions of the Agreement to be amended.

            Notwithstanding the foregoing provisions of this Section 10.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 10.01 have been obtained.

            Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the Class A-1 Certificate Insurer and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Nothing in this Agreement shall require the Trustee to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

            Section 10.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be effected by the Trustee at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Trustee.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 10.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 10.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

            The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

            Section 10.05 Notices.

            (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Class A-1 Certificate Insurer with respect to each of the following of which it has actual knowledge:

            (i) Any material change or amendment to this Agreement;

            (ii) The occurrence of any Event of Default that has not been cured;

            (iii) The resignation or termination of either Servicer or the Trustee and the appointment of any successor;

            (iv) The repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Sale and Servicing Agreement; and

            (v) The final payment to Certificateholders.

            (b) In addition, the Trustee shall promptly furnish to each Rating Agency and the Class A-1 Certificate Insurer copies of the following:

            (i) Each report to Certificateholders described in Section 4.02;

            (ii) Each Servicer's annual statement of compliance and the accountant's report described in (a) Sections 11.20 and Section 11.21, respectively, of the Bank of America Servicing Agreement and (b) Sections
      6.04 and 6.05, respectively, of the Wells Fargo Sale and Servicing Agreements; and

            (iii) Any notice of a purchase of a Mortgage Loan pursuant to this Agreement and the Sale and Servicing Agreement.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor or GS Mortgage Securities Corp. or Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Trustee by the Depositor in writing, (b) in the case of the Trustee to the Corporate Trust Office, JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services/Global Debt-GSAMP Trust 2003-SEA2, or such other address as the Trustee may hereafter furnish to the Depositor, the Responsible Party and each Servicer, (c) in the case of each Servicer, the address listed in the applicable Sale and Servicing Agreement, or such address as may be furnished to the Trustee and the Depositor in writing, (d) in the case of the Credit Risk Manager, the address listed in the Credit Risk Management Agreement, or such address as may be furnished to the Trustee and the Depositor, and (e) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

            Section 10.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 10.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 10.08 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificate holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

            Section 10.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

            Section 10.10 Third Party Beneficiary. The parties agree that the Class A-1 Certificate Insurer is an intended third party beneficiary to this Agreement and shall be entitled to rely upon and directly enforce the rights granted to it under this Agreement.

                                  * * * * * * *

            IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          GS MORTGAGE SECURITIES CORP.,
                                             as Depositor



                                          By:   /s/ Howard Altarescu
                                             -----------------------------------
                                             Name:  Howard Altarescu
                                             Title: Treasurer



                                          JPMORGAN CHASE BANK, solely as Trustee
                                             and not in its individual capacity



                                          By:   /s/ Thomas Venusti
                                             -----------------------------------
                                             Name:  Thomas Venusti
                                             Title: Assistant Vice President

                                   SCHEDULE I

                             Mortgage Loan Schedule

                                    EXHIBIT A

           FORM OF CLASS A-1, CLASS M-1 AND CLASS B-1 CERTIFICATES

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

Certificate No.              :

Cut-off Date                 :     October 1, 2003

First Distribution Date      :     November 25, 2003

Initial Certificate Balance
of this Certificate
("Denomination")             :

Initial Certificate
Balances of all
Certificates of this Class   :             Class             Principal Amount
                                         Class A-1         $110,245,000
                                         Class M-1           $3,905,000
                                         Class B-1           $3,064,000

CUSIP                        :             Class                CUSIP No.
                                        Class A-1              36228F YS 9
                                        Class M-1              36228F YT 7
                                        Class B-1              36228F YU 4

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2003-SEA2
              Mortgage Pass-Through Certificates, Series 2003 SEA2
                        [Class A-1][Class M-1][Class B-1]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") between GS Mortgage Securities Corp., as depositor (the "Depositor"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       JPMORGAN CHASE BANK,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By: ____________________________________


Countersigned:



By:__________________________________
   Authorized Signatory of
   JPMORGAN CHASE BANK,
   not in its individual capacity,
   but solely as Trustee

                          GS MORTGAGE SECURITIES CORP.
                              GSAMP Trust 2003-SEA2
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2003-SEA2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Class A-1 Certificate Insurer and the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Majority Class X Certificateholder will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section
9.01 of the Agreement.

            [If this is a Class A-1 Certificate:] [So long as no Class A-1 Certificate Insurer Default has occurred and is continuing, the Voting Rights to which this Certificate are entitled will be exercisable solely by the Class A-1 Certificate Insurer.]

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________.

Dated:



                                          _____________________________________
                                          Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT B

                          FORM OF CLASS B-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER ASSETS.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :

Cut-off Date                  :        October 1, 2003

First Distribution Date       :        November 25, 2003

Initial Certificate Balance
of this Certificate
("Denomination")              :        $[__]

Initial Certificate Balances
of all Certificates of this
Class                         :        $2,824,900

Percentage Interest of this
Certificate ("Denomination")  :        [__]%

CUSIP                         :        36228F YV 2

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2003-SEA2
              Mortgage Pass-Through Certificates, Series 2003 SEA2

                                    Class B-2

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") between GS Mortgage Securities Corp., as depositor (the "Depositor"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Trust Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable Federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) if the transferee is an insurance company, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       JPMORGAN CHASE BANK,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By: ____________________________________


Countersigned:



By: __________________________________
    Authorized Signatory of
    JPMORGAN CHASE BANK,
    not in its individual capacity,
    but solely as Trustee

                          GS MORTGAGE SECURITIES CORP.
                              GSAMP Trust 2003-SEA2
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2003-SEA2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Class A-Certificate Insurer and the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Majority Class X Certificateholder will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section
9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________.

Dated:



                                       ________________________________________
                                       Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. In the event that such representation is violated, or any attempt IS MADE to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code OR A PLAN SUBJECT TO SIMILAR LAW, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

Certificate No.             :         1

Cut-off Date                :         October 1, 2003

First Distribution Date     :         November 25, 2003

Percentage Interest of      :
this Certificate
("Denomination")                      100%

CUSIP                       :         36228F YX 8

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2003-SEA2
              Mortgage Pass-Through Certificates, Series 2003 SEA2

                                     Class R

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate is distributable monthly as set forth herein. This Class R Certificate has no Certificate Balance and is not entitled to distributions in respect of principal or interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [_____________________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class R Certificates pursuant to a Trust Agreement dated as of the Cut-Off Date specified above (the "Agreement") between GS Mortgage Securities Corp., as depositor (the "Depositor"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York.

            No transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to
Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class R Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 5.02(b) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R Certificate, (C) not to cause income with respect to the Class R Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R Certificate or to cause the Transfer of the Ownership Interest in this Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       JPMORGAN CHASE BANK,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By: ____________________________________


Countersigned:



By: _________________________________
    Authorized Signatory of
    JPMORGAN CHASE BANK,
    not in its individual capacity,
    but solely as Trustee

                          GS MORTGAGE SECURITIES CORP.
                              GSAMP Trust 2003-SEA2
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2003-SEA2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Class A-Certificate Insurer and the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Majority Class X Certificateholder will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section
9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________.

Dated:



                                       ________________________________________
                                       Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :

Cut-off Date                  :        October 1, 2003

First Distribution Date       :        November 25, 2003

Percentage Interest of this
Certificate ("Denomination")  :        100%

CUSIP                         :        36228F YW 0

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2003-SEA2
              Mortgage Pass-Through Certificates, Series 2003 SEA2

                                     Class X

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") between GS Mortgage Securities Corp., as depositor (the "Depositor"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Trust Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable Federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) if the transferee is an insurance company, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       JPMORGAN CHASE BANK,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By: ____________________________________


Countersigned:



By: _________________________________
    Authorized Signatory of
    JPMORGAN CHASE BANK,
    not in its individual capacity,
    but solely as Trustee

                          GS MORTGAGE SECURITIES CORP.
                              GSAMP Trust 2003-SEA2
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2003-SEA2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Class A-1 Certificate Insurer and the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Principal Balance, the Majority Class X Certificateholder will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section
9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________.

Dated:



                                       ________________________________________
                                       Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT E

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                     [date]

[Depositor]

[Servicer]

[Originator]

[Class A-1 Certificate Insurer]
_____________________
_____________________

            Re:   Trust Agreement, dated as of October 1, 2003, between
                  GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee, GSAMP Trust, 2003 SEA2
                  --------------------------------------------------------------

Gentlemen:

            In accordance with Section 2.02 of the above-captioned Trust Agreement (the "Trust Agreement"), the undersigned, as Trustee, for each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

            (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

            (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                       JPMORGAN CHASE BANK, not in its
                                          individual capacity, but solely as
                                          Trustee



                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                    EXHIBIT F

                         FORM OF DOCUMENT CERTIFICATION
                         AND EXCEPTION REPORT OF TRUSTEE

                                     [date]

[Depositor]

[Servicer]

[Originator]

[Class A-1 Certificate Insurer]
_____________________
_____________________

            Re:   Trust Agreement, dated as of October 1, 2003, between
                  GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee, GSAMP Trust, 2003 SEA2
                  --------------------------------------------------------------

Gentlemen:

            In accordance with Section 2.02 of the above-captioned Trust Agreement (the "Trust Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) the original Mortgage Note (except for up to 0.35% of the Mortgage Notes for which there is a lost note affidavit and the copy of the Mortgage Note) bearing all intervening endorsements, endorsed "Pay to the order of ________ without recourse" and signed in the name of the applicable Responsible Party by an authorized officer (in the event that the Mortgage Loan was acquired by the applicable Responsible Party in a merger, the signature must be in the following form: "[Responsible Party], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Responsible Party while doing business under another name, the signature must be in the following form: "[Responsible Party], formerly known as [previous name]");

            (ii)the original of any guarantee executed in connection with the Mortgage Note (if any);

            (iii) except for up to 4.35% of the Mortgage Loans, the original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, the applicable Responsible Party cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the applicable Responsible Party shall deliver or cause to be delivered to the Trustee, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Responsible Party stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Responsible Party; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage;

            (iv) the originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

            (v) except for up to 8.87% of the Mortgage Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Trustee acting at the direction of the Class A-1 Certificate Insurer. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Trustee. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the applicable Responsible Party in a merger, the Assignment of Mortgage must be made by "[Responsible Party], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the applicable Responsible Party while doing business under another name, the Assignment of Mortgage must be by "[Responsible Party], formerly know as [previous name]";

            (vi) except for up to 0.63% of the Mortgage Loans, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the applicable Responsible Party shall deliver or cause to be delivered to the Trustee, a photocopy of such intervening assignment, together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Responsible Party stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Responsible Party; or (B) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

            (vii) the original PMI Policy or certificate of insurance, where required pursuant to the Agreement;

            (viii) except for up to 8.05% of the Mortgage Loans, the original or duplicate original lender's title policy;

            (ix) any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage; and

            (x) except for up to 0.56% of the Mortgage Loans, original power of attorney, if applicable.

            Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (2), (4), (8), (9) and
(10) of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                       JPMORGAN CHASE BANK, not in its
                                          individual capacity, but solely as
                                          Trustee



                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                    EXHIBIT G

                           RESIDUAL TRANSFER AFFIDAVIT

                             GSAMP Trust 2003-SEA2,
              Mortgage Pass-Through Certificates, Series 2003-SEA2


STATE OF                )
                        ) ss.:
COUNTY OF               )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Trust Agreement (the "Agreement"), between GS Mortgage Securities Corp., as depositor (the "Depositor"), and JPMorgan Chase Bank, as Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Trustee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is __________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

            12. Check one of the following:

            The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

            (i) the present value of any consideration given to the Transferee to acquire such Certificate;

            (ii) the present value of the expected future distributions on such Certificate; and

            (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Certificate only to another
                  "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

            (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

              None of the above.

            13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any Federal, state or local law that is substantially similar to Title I of ERISA, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___day of ___________, 20__.


                                       ________________________________________
                                       Print Name of Transferee



                                       By:_____________________________________
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:



_______________________________________
[Assistant] Secretary

            Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ___day of _________, 20__.



                                       ________________________________________
                                                    NOTARY PUBLIC

                                       My Commission expires the __ day
                                       of _________, 20__

                                    EXHIBIT H

                         FORM OF TRANSFEROR CERTIFICATE

                                                                __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

JPMorgan Chase Bank,
as Trustee,
4 New York Plaza, 6th Floor
New York, New York  10004

      Re: GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates Series 2003 SEA2, Class ___
            ---------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                       Very truly yours,


                                       _______________________________________
                                       Print Name of Transferor


                                       By:____________________________________
                                                 Authorized Officer

                                    EXHIBIT I

                            FORM OF RULE 144A LETTER

                                                              ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

JPMorgan Chase Bank,
as Trustee,
4 New York Plaza, 6th Floor
New York, New York  10004

      Re: GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003 SEA2, Class ___
            ----------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class A-1 Certificate, Certificate, Class M-1 Certificate, or a Class B-1 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any Federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition or, with respect to a Class X Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                            ANNEX 1 TO EXHIBIT I
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

            [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____  Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

            ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                       ________________________________________
                                       Print Name of Transferor



                                       By:_____________________________________
                                          Name:
                                          Title:


                                       Date:___________________________________

                                                            ANNEX 2 TO EXHIBIT I
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ____ The Buyer owned $________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       ________________________________________
                                       Print Name of Transferor


                                       By:_____________________________________
                                          Name:
                                          Title:


                                       IF AN ADVISER:


                                       ________________________________________
                                       Print Name of Buyer


                                       Date:___________________________________

                                    EXHIBIT J

                            FORM CERTIFICATION TO BE
                             PROVIDED WITH FORM 10-K
                             -----------------------

                       GSAMP Trust 2003-SEA2 (the "Trust")
                       Mortgage Pass-Through Certificates
                                Series 2003 SEA2

I, [identify the certifying individual], certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the servicing information required to be provided to the trustee by the servicer under the seller's warranties and servicing agreement is included in these reports;

4. I am responsible for reviewing the activities performed by the servicer under the seller's warranties and servicing agreement and based upon the review required under the trust agreement, and except as disclosed in the report, the servicer has fulfilled its obligations under the seller's warranties and servicing agreement; and

5. I have disclosed to the Trust's certified public accountants all significant deficiencies relating to the servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the seller's warranties and servicing agreement.


Date: _________________________
_______________________________
[Signature] [Title]

                                    EXHIBIT K

          FORM OF TRUSTEE CERTIFICATION TO BE PROVIDED TO DEPOSITOR

      Re: GSAMP Trust 2003 SEA2 (the "Trust") Mortgage Pass Through, Certificates Series 2003 SEA2, issued pursuant to the Trust Agreement, dated as of October 1, 2003 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor") and JPMorgan Chase Bank, as trustee (the "Trustee")
            ------------------------------------------------------------------

            The Trustee certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            1. The Trustee has reviewed the annual report on Form 10 K (the "Annual Report") for the fiscal year [___], and all reports on Form 8 K containing distribution reports filed in respect of periods included in the year covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

            2. To the best of our knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Report; and

            3. To the best of our knowledge, the distribution of servicing information required to be provided to the Trustee by Bank of America, N.A., as service, and Wells Fargo Home Mortgage, Inc., as servicer, for inclusion in the Reports is included in the Reports.

Date:

                                       JPMORGAN CHASE BANK, not in its
                                          individual capacity, but solely as
                                          Trustee



                                       By:_____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT L

                  BANK OF AMERICA SALE AND SERVICING AGREEMENT,
                            DATED AS OF JUNE 1, 2003

                                    EXHIBIT M

                    WELLS FARGO SALE AND SERVICING AGREEMENT,
                           DATED AS OF AUGUST 1, 2002

                                    EXHIBIT N

                    WELLS FARGO SALE AND SERVICING AGREEMENT,
                          DATED AS OF NOVEMBER 1, 2002

                                    EXHIBIT O

                    WELLS FARGO SALE AND SERVICING AGREEMENT,
                          DATED AS OF FEBRUARY 1, 2003

                                    EXHIBIT P

                    PURCHASE, SALES AND WARRANTIES AGREEMENT,
                          DATED AS OF OCTOBER 31, 2003